                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                                Perrigo Company
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                                 [PERRIGO LOGO]

                                PERRIGO COMPANY

                               515 EASTERN AVENUE
                            ALLEGAN, MICHIGAN 49010
                           TELEPHONE: (269) 673-8451

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------

                            FRIDAY, OCTOBER 28, 2005
                            10:00 A.M. EASTERN TIME

                            PERRIGO CORPORATE OFFICE
                               515 EASTERN AVENUE
                            ALLEGAN, MICHIGAN 49010

     The purpose of our 2005 Annual Meeting is to elect three directors for a three-year term beginning at the Annual Meeting and to consider and act upon a proposed amendment to the 2003 Long-Term Incentive Plan (the "Plan") to increase the number of shares issuable under the Plan by 4,500,000 shares. The Board of Directors recommends that you vote FOR each of the director nominees and FOR the amendment of the Plan.

     You can vote at the Annual Meeting in person or by proxy if you were a shareholder of record on September 2, 2005.

     It is important that your shares are represented at the Annual Meeting regardless of whether you plan to attend. To be certain that your shares are represented, you should promptly sign, date and return the enclosed proxy card or proxy voting instruction form or vote by telephone or Internet following the instructions on the proxy card. Whatever method you choose, please vote as soon as possible. You may revoke your proxy at any time prior to the Annual Meeting.

     Our 2005 Annual Report to Shareholders is enclosed.

                                          Sincerely,

                                          Todd W. Kingma
                                          Secretary

September 28, 2005

                                PERRIGO COMPANY

             ------------------------------------------------------

                                PROXY STATEMENT
             ------------------------------------------------------

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
Questions and Answers.......................................       1
Election of Directors.......................................       5
Corporate Governance........................................       7
Board of Directors and Its Committees.......................      10
Director Compensation.......................................      12
Certain Transactions........................................      13
Ownership of Perrigo Common Stock...........................      14
Section 16(a) Beneficial Ownership Reporting Compliance.....      16
Executive Compensation......................................      17
Equity Compensation Plan Information........................      25
Report of the Compensation Committee on Executive
   Compensation.............................................      26
Company Performance.........................................      29
Amendment of 2003 Long-Term Incentive Plan..................      30
Report of the Audit Committee...............................      37
Independent Accountants.....................................      38
Annual Report on Form 10-K..................................      38
Appendix A--Audit Committee Charter.........................     A-1

     The proxy statement and form of proxy are first being sent to shareholders on or about September 28, 2005.

                             QUESTIONS AND ANSWERS

     Shareholders of publicly held companies often ask the following questions. We trust that the answers will assist you in casting your vote.

WHAT AM I VOTING ON?

     We are soliciting your vote on:

         1. the election of three directors for a three-year term beginning at the Annual Meeting, and

         2. the amendment of our 2003 Long-Term Incentive Plan to increase the number of shares issuable under the Plan by 4,500,000 shares.

WHO MAY VOTE?

     Shareholders of record at the close of business on September 2, 2005, the record date, may vote. On that date, there were 93,500,156 shares of Perrigo common stock outstanding.

HOW MANY VOTES DO I HAVE?

     Each share of Perrigo common stock that you own entitles you to one vote.

HOW DO I VOTE?

     If you own shares that are traded through Nasdaq, you may generally vote your shares in any of the following four ways:

        1. By mail:                        complete, sign and date the proxy card or
                                           voting instruction form and return it in
                                           the enclosed envelope.
        2. By telephone:                   call the toll-free number on the proxy
                                           card, enter the control number on the
                                           proxy card and follow the recorded
                                           instructions.
        3. By Internet:                    go to the website listed on the proxy
                                           card, enter the control number on the
                                           proxy card and follow the instructions
                                           provided.
        4. In person:                      attend the Annual Meeting, where ballots
                                           will be provided.

     You may also vote by telephone or over the Internet if you hold your shares through a bank or broker that offers either of those options. If you choose to vote in person at the Annual Meeting and your shares are held in the name of your broker, bank or other nominee, you need to bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on September 2, 2005, the record date for voting.

     If you own shares that are traded through the Tel-Aviv Stock Exchange (the "TASE"), you may only vote your shares in one of the following two ways:

        1. By mail:            complete, sign and date the proxy card or voting
                               instruction form and attach to it an ownership
                               certificate from the Tel Aviv Stock Exchange
                               Clearing House Ltd. (the "TASE's Clearing House")
                               member through which your shares are registered
                               (i.e., your broker, bank or other nominee)
                               indicating that you were the beneficial owner of
                               the shares on September 2, 2005, the record date
                               for voting, and return the proxy card or voting
                               instruction form, along with the ownership
                               certificate, to our designated address for that
                               purpose in Israel, P.O. Box 20021, Tel Aviv,
                               Israel 61200. If the TASE member holding your
                               shares is not a TASE's Clearing House member,
                               please make sure to include an ownership
                               certificate from the TASE's Clearing House member
                               in which name your shares are registered.
        2. In person:          attend the Annual Meeting, where ballots will be
                               provided. If you choose to vote in person at the
                               Annual Meeting, you need to bring an ownership
                               certificate from the TASE's Clearing House member
                               through which your shares are registered (i.e.,
                               your broker, bank or other nominee) indicating
                               that you were the beneficial owner of the shares
                               on September 2, 2005, the record date for voting.
                               If the TASE member holding your shares is not a
                               TASE's Clearing House member, please make sure to
                               include an ownership certificate from the TASE's
                               Clearing House member in which name your shares
                               are registered.

HOW DOES DISCRETIONARY VOTING AUTHORITY APPLY?

     If you sign, date and return your proxy card or vote by telephone or Internet, your vote will be cast as you direct. If you do not indicate how you want to vote, you give authority to Douglas R. Schrank and Todd W. Kingma to vote for the items discussed in these proxy materials and on any other matter that is properly raised at the Annual Meeting. In that event, your proxy will be voted FOR the election of each director nominee, FOR the amendment of the 2003 Long-Term Incentive Plan, and FOR or AGAINST any other properly raised matters at the discretion of Messrs. Schrank and Kingma.

MAY I REVOKE MY PROXY?

     If your shares are traded through the Nasdaq, you may revoke your proxy at any time before it is exercised in one of four ways:

         1. Notify our Secretary in writing before the Annual Meeting that you are revoking your proxy (your notice should be sent to our address on the cover of this proxy statement);

         2. Submit another proxy with a later date;

         3. Vote by telephone or Internet after you have given your proxy; or

         4. Vote in person at the Annual Meeting.

     If your shares are traded through the TASE, you may only revoke your proxy by using one of the following three methods:

         1. Notify our Secretary in writing before the Annual Meeting that you are revoking your vote (your notice should be sent to our designated address for that purpose in Israel, P.O. Box 20021, Tel Aviv Israel 61200);

         2. Submit another proxy with a later date; or

         3. Vote in person at the Annual Meeting.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

     Your shares are likely registered differently or are in more than one account. You should sign and return all proxy cards to guarantee that all of your shares are voted.

WHAT CONSTITUTES A QUORUM?

     The presence, in person or by proxy, of the holders of a majority of Perrigo shares entitled to vote at the Annual Meeting constitutes a quorum. You will be considered part of the quorum if you return a signed and dated proxy card, if you vote by telephone or Internet, or if you attend the Annual Meeting.

     Abstentions and broker non-votes are counted as "shares present" at the Annual Meeting for purposes of determining whether a quorum exists. A broker non-vote occurs when a broker submits a proxy that does not indicate a vote for a proposal because he or she does not have voting authority and has not received voting instructions from you.

WHAT VOTE IS REQUIRED TO ELECT THE DIRECTOR NOMINEES AND TO APPROVE THE
AMENDMENT
TO THE 2003 LONG-TERM INCENTIVE PLAN?

     Election of Directors:   A plurality of the votes cast will elect
directors. This means that the three nominees who receive the highest number of votes will be elected. If you do not want to vote your shares for a particular nominee, you may indicate that by following the instructions on the proxy card, by withholding authority as prompted during telephone or Internet voting or when you vote in person at the meeting. Abstentions and broker non-votes will have no effect on the election of the directors.

     Amendment of 2003 Long-Term Incentive Plan:   Approval of the amendment to
the 2003 Long-Term Incentive Plan requires the affirmative vote of a majority of the votes cast by the holders of shares entitled to vote on the proposal. Abstentions will not be treated as votes cast in determining approval of the amendment and, therefore, will not have the effect of a vote for or against the proposal. In addition, uninstructed shares may not be voted on this matter, and therefore, a broker non-vote also will have no effect.

HOW DO I SUBMIT A SHAREHOLDER PROPOSAL FOR NEXT YEAR'S ANNUAL MEETING?

     You must submit a proposal to be included in our proxy statement for the 2006 Annual Meeting no later than May 31, 2006. Your proposal must be in writing and must comply with the proxy rules of the Securities and Exchange Commission (the "SEC"). You may also submit a proposal that you do not want included in the proxy statement but that you want to raise at the 2006 Annual Meeting. If you want to do this, we must receive your written proposal on or after July 28, 2006, but on or before August 21, 2006. If you submit your proposal after the deadline, then SEC rules permit the individuals named in the proxies solicited by Perrigo's Board of Directors for that meeting to exercise discretionary voting power as to that proposal, but they are not required to do so.

     To properly bring a proposal before an annual meeting, our by-laws require that you include in your proposal (1) your name and address as they appear on our stock records, (2) a brief description of the business you want to bring before the meeting, (3) the reasons for conducting the business at the meeting,
(4) any interest you have in the business you want to bring before the meeting, and (5) the number of shares of Perrigo common stock that you own beneficially and of record. You should send any proposal to our Secretary at the address on the cover of this proxy statement.

HOW DO I NOMINATE A DIRECTOR?

     If you wish to nominate an individual for election as a director at the 2006 Annual Meeting, we must receive your nomination on or after July 28, 2006, but on or before August 21, 2006. In addition, our by-laws require that, for each person you propose to nominate, you provide (1) your name and address as they appear on our stock records, (2) the number of shares of Perrigo common stock that you own beneficially and of record, (3) the nominee's written statement that he or she is willing to be named in the proxy statement as a nominee and to serve as a director if elected, and (4) any other information regarding the nominee that would be required by the SEC to be included in a proxy statement had Perrigo's Board of Directors nominated that individual. You should send your proposed nomination to our Secretary at the address on the cover of this proxy statement.

WHO PAYS TO PREPARE, MAIL AND SOLICIT THE PROXIES?

     Perrigo will pay all of the costs of preparing and mailing the proxy statement and soliciting the proxies. We will ask brokers, dealers, banks, voting trustees and other nominees and fiduciaries to forward the proxy materials and our Annual Report to Shareholders to the beneficial owners of Perrigo common stock and to obtain the authority to execute proxies. We will reimburse them for their reasonable expenses upon request. In addition to mailing proxy materials, our directors, officers and employees may solicit proxies in person, by telephone or otherwise. These individuals will not be specially compensated.

                             ELECTION OF DIRECTORS

     Ten directors currently serve on our Board of Directors. The directors are divided into three classes. At this Annual Meeting, you will be asked to elect three directors. Each director will serve for a term of three years, until a qualified successor director has been elected, or until he or she resigns or is removed by the Board. Peter R. Formanek, whose term expires at this Annual Meeting, is not standing for re-election. The remaining six directors will continue to serve on the Board as described below. The nominees for this year, Moshe Arkin, Gary K. Kunkle, Jr., and Herman Morris, Jr., are currently Perrigo directors. Mr. Arkin's current term does not expire until the 2007 annual meeting, but he has agreed to stand for re-election this year so that our directors will be evenly divided among the three classes.

     We will vote your shares as you specify on the enclosed proxy card or during telephone or Internet voting. If you do not specify how you want your shares voted, we will vote them FOR the election of the nominees. If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for any of the nominees, we will vote your shares FOR that other person. The Board of Directors does not anticipate that any nominee will be unable to serve. The nominees have provided the following information about themselves.

NOMINEES FOR ELECTION AT THE 2005 ANNUAL MEETING
--------------------------------------------------------------------------------

     MOSHE ARKIN, 53, has been a director of Perrigo and has served as Vice Chairman of Perrigo since March 2005. He served as Chairman of the Board of Directors and was the principal shareholder of Agis Industries (1983) Ltd. from its establishment in 1983 (and prior to that of its affiliated companies) until its acquisition by Perrigo in March 2005. He also served as Agis' Chief Executive Officer from its establishment through December 2000 and from that date to the present as its President. Mr. Arkin is also a Director and the interim Chairman of the Board of Bezeq, Israel's leading full-service telecommunications provider. Mr. Arkin resides in Israel.

     GARY K. KUNKLE, JR., 58, has been a director of Perrigo since October 2002. He is Chairman and Chief Executive Officer of DENTSPLY International Inc. and has served as the Chief Executive Officer since January 2004. He previously served as President and Chief Operating Officer from January 1997 to December 2003. DENTSPLY International is a manufacturer and marketer of products for the dental market. He has been a director of that company since April 2002. From January 1994 to December 1996, he served as President of Vistakon, a division of Johnson & Johnson.

     HERMAN MORRIS, JR., 54, has been a director of Perrigo since December 1999 and has served as Lead Independent Director since August 2005. He is a partner in the Baker Donelson Bearman Caldwell and Berkowitz law firm in Memphis, Tennessee. He served as President and Chief Executive Officer of Memphis Light, Gas and Water Division from August 1997 until January 2004 and was interim President and Chief Executive Officer from January 1997 until August 1997. Mr. Morris was General Counsel of Memphis Light, Gas and Water Division from February 1989 to January 1997.

DIRECTORS CONTINUING UNTIL THE 2006 ANNUAL MEETING
--------------------------------------------------------------------------------

     GARY M. COHEN, 46, has been a director of Perrigo since January 2003. He has served as President of BD Medical, one of three business segments of Becton, Dickinson and Company, since May 1999, and as Executive Vice President of Becton, Dickinson from July 1998 to May 1999. From October 1997 to June 1998, Mr. Cohen served as President, Becton Dickinson Europe and Worldwide Sample Collection. He has been an executive officer of Becton Dickinson since October 1996. Mr. Cohen presently serves as a member of the Board of Trustees of Rutgers University and the Board of Advisors of the Rutgers Business School, and as a director of the Academic Alliance Foundation, which is devoted to training and preparing African clinicians in response to the HIV pandemic.

     DAVID T. GIBBONS, 62, has been a director of Perrigo since June 2000. He has served as the President and Chief Executive Officer of Perrigo since May 2000 and as Chairman of the Board since August 2003. He served as President of Rubbermaid Europe from August 1997 to April 1999 and as President of Rubbermaid Home Products from December 1995 to August 1997. Prior to joining Rubbermaid, Mr. Gibbons served in a variety of general management, sales and marketing positions during his 27-year career with 3M Company. Mr. Gibbons is a director of Robbins & Myers, Inc., a supplier of application-critical equipment and systems to the global pharmaceutical, energy and industrial markets, and of Banta Corporation, a provider of printing and digital imaging solutions.

     JUDITH A. HEMBERGER, 58, has been a director of Perrigo since January 2003. Since January 2000, she has served as Executive Vice President and Chief Operating Officer and as a director of Pharmion Corporation, a global specialty pharmaceutical company that she co-founded. From 1979 to 1998, Dr. Hemberger worked at Marion Laboratories and its successor companies, leading a number of functions including Professional Education, Global Medical Affairs and Commercial Development. Her final role in the company was Senior Vice President of Global Drug Regulatory Affairs. Dr. Hemberger also serves on the board of directors of Renovis, Inc., a biopharmaceutical company that develops drugs to treat neurological diseases and disorders.

DIRECTORS CONTINUING UNTIL THE 2007 ANNUAL MEETING
--------------------------------------------------------------------------------

     LAURIE BRLAS, 47, has been a director of Perrigo since August 2003. Since April 2000, she has served as Senior Vice President and Chief Financial Officer of STERIS Corporation, a provider of infection prevention, decontamination and health science technologies, products and services. From September 1995 through March 2000, Ms. Brlas held various positions with Office Max, Inc., most recently as Senior Vice President and Corporate Controller.

     LARRY D. FREDRICKS, 68, has been a director of Perrigo since October 1996 and served as Lead Independent Director from August 2004 to August 2005. Mr. Fredricks is currently an independent financial consultant. Previously, Mr. Fredricks was Director--Financial Counseling Services with Deloitte & Touche LLP from November 1997 through May 2000. He was Executive Vice President and Chief Financial Officer of First Michigan Bank Corp., a multi-bank holding company, from January 1995 through October 1997.

     MICHAEL J. JANDERNOA, 55, has been a director of Perrigo since January 1981. He served as Perrigo's Chief Executive Officer from February 1988 through April 2000 and as Chairman of the Board from October 1991 to August 2003. Mr. Jandernoa also served as Perrigo's President from January 1983 to February 1986, from April 1988 to October 1991, from September 1995 to November 1998 and from November 1999 through April 2000. Prior to January 1983, Mr. Jandernoa served in various executive capacities with Perrigo since 1979. He is a general partner of Bridge Street Capital Fund 1, LP; a director of Fifth Third Bank--West Michigan, a Michigan banking corporation; and Steelcase, Inc., a manufacturer of casegood products and furniture systems for the office furniture industry. Mr. Jandernoa also serves on the Boards of the Michigan Technology Tri-Corridor (formerly Life Science Corridor) and the Michigan Economic Development Corporation.

                              CORPORATE GOVERNANCE

GENERAL

     Our Board of Directors has oversight responsibility for our business, property and affairs. The Chief Executive Officer reports directly to the Board, and members of our executive management report regularly to the Board on those business segments for which each has management responsibility. In addition, our Board approves and authorizes our strategic direction after considering strategic plan recommendations made to the Board by executive management. Finally, as part of our ongoing commitment to corporate governance, we have reviewed our corporate governance policies and practices for compliance with the provisions of the Sarbanes-Oxley Act of 2002, the rules and regulations of the SEC and the Nasdaq listing standards.

CORPORATE GOVERNANCE GUIDELINES

     The Board of Directors has set forth its corporate governance policies and practices in a set of Corporate Governance Guidelines that assist the Board in the exercise of its responsibilities. The Board may amend these Guidelines from time to time. Our Corporate Governance Guidelines are available on our website (http://www.perrigo.com) under the heading Investor Relations--Corporate Governance--Corporate Governance Guidelines. The Guidelines also are available in print to shareholders upon written request made to our General Counsel, Todd
W. Kingma, at the address shown on the cover of this proxy statement.

CODE OF CONDUCT

     The Board of Directors has adopted a Code of Conduct applicable to all of our employees, officers and directors, including our chief executive officer and senior financial and accounting officers. Our Code of Conduct acknowledges that a reputation for ethical, moral and legal business conduct is one of Perrigo's most valuable assets. The Code requires that our employees, officers and directors comply with all laws and other legal requirements, avoid conflicts of interest, protect corporate opportunities and confidential information, conduct business in an honest and ethical manner and otherwise act with integrity and in the company's best interest. In addition, our Code acknowledges special ethical obligations for financial reporting. Our Code of Conduct is available on our website (http://www.perrigo.com) under the heading Investor Relations--Governance--Code of Conduct, and we will promptly post any amendments to or waivers of the Code on our website. Our Code is available in print to shareholders upon written request made to our General Counsel, Todd W. Kingma, at the address shown on the cover of this proxy statement.

DIRECTOR INDEPENDENCE

     Our Corporate Governance Guidelines provide that a substantial majority of the Board should consist of directors who meet the independence requirements of Nasdaq. Accordingly, our Board conducts an annual review to determine whether each of our directors qualifies as independent. A director will not be considered independent unless the Board of Directors determines that the director has no relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Based on its most recent annual review, the Board of Directors has concluded that each director, other than Moshe Arkin, David T. Gibbons and Michael J. Jandernoa, is independent as defined in the Nasdaq listing standards.

     The Board has no fixed policy with respect to the combining or separating of the offices of the Chairman of the Board and the Chief Executive Officer. The Board believes that this issue is part of the succession planning process and that it is in Perrigo's best interests for the Board to make a determination whenever it elects a new Chief Executive Officer. The independent members of the Board of Directors meet periodically in executive session without management and also meet in executive session with the Chief Executive Officer on an "as needed" basis.

     The Board has a Lead Independent Director. That position is filled on a rotating basis by the directors based on seniority, with each independent director serving as the Lead Independent Director for a one-year term. Duties of the Lead Independent Director include presiding at all Board meetings at which the Chairman is not present, including executive sessions; serving as liaison between the Chairman and the independent directors; and having the authority to call meetings of the independent directors.

COMMUNICATIONS WITH DIRECTORS

     Stockholders and other interested parties may communicate with any of our directors or with the independent directors as a group by writing to them in care of our General Counsel, Todd W. Kingma, at the address shown on the cover of this proxy statement. In accordance with the policy adopted by our independent directors, any communications that allege or report fiscal improprieties or complaints about internal accounting controls or other accounting or auditing matters are forwarded to the Chief Financial Officer, as appropriate. If either the Chief Financial Officer or the General Counsel believes that the communication is significant or possibly material to Perrigo, it is immediately sent to the Chairman of the Audit Committee and, after consultation with the Chairman, may be sent to the other members of the Audit Committee. If the communication is not immediately sent to the Audit Committee Chairman, it will be reported to the Audit Committee on a quarterly basis. In addition, the Lead Independent Director is advised promptly of any communications that allege misconduct on the part of Perrigo management or that raise legal, ethical or compliance concerns about Perrigo's policies or practices. On a regular basis, the Lead Independent Director receives updates on other communications that raise issues related to Perrigo's affairs, and he or she determines which of these communications he or she would like to see. In addition, the General Counsel maintains a log of all such communications, which is available for review upon the request of any Board member.

DIRECTOR NOMINATIONS

     Pursuant to our Corporate Governance Guidelines, the Nominating & Governance Committee, with the involvement of our Chief Executive Officer, is responsible for screening and recommending candidates for service as a director and considering recommendations offered by shareholders in accordance with our by-laws. The Board as a whole is responsible for approving nominees. The Nominating & Governance Committee recommends individuals as director nominees based on various criteria, including their business and professional background, integrity, understanding of our business and demonstrated ability to make independent analytical inquiries. In addition, directors should be willing and able to devote the necessary time to Board and committee duties. A director's qualifications in meeting these criteria are considered at least each time the director is re-nominated for Board membership.

     The Nominating & Governance Committee, our Chairman of the Board and Chief Executive Officer, our Lead Independent Director or other Board members may identify a need to add new members to the Board to satisfy specific criteria or simply to fill a vacancy. The Committee will initiate a search for potential director nominees, seeking input from other Board members and senior management, and may hire outside advisers to assist in identifying and evaluating candidates.

     One of our directors, Moshe Arkin, has the right, subject to Perrigo's Corporate Governance standards, to nominate one additional person to Perrigo's Board of Directors, pursuant to a Nominating Agreement, dated as of November 14, 2004 and as amended through September 10, 2005. In addition, upon the next Board vacancy, Mr. Arkin will have the right to designate a replacement director.

     Our by-laws permit shareholders to nominate candidates for consideration at an annual meeting. The process for shareholders to submit a director candidate in accordance with our by-laws is described in this proxy statement under "Questions and Answers--How do I nominate a director?" Assuming that a properly submitted shareholder recommendation for a potential nominee is received and appropriate biographical and background information is provided, the Nominating & Governance Committee and the Board follow the same process and apply the same criteria as they do for candidates submitted by other sources.

STOCK OWNERSHIP

     Each director is required to maintain a minimum ownership of Perrigo stock equal to the total of his or her preceding three years' stock grants. If a director has served less than three years, he or she must maintain a stock ownership level equal to the restricted shares granted to him or her for service as a director. In addition, the Chief Executive Officer must own shares of Perrigo stock equal in value to two times his or her annual base salary, and each executive officer must own shares of Perrigo stock equal in value to one times his or her annual base salary. These individuals must attain that level of ownership within the later of three years of appointment to his or her executive position or July 1, 2005. Our directors and executive officers are in compliance with these guidelines.

ATTENDANCE AT ANNUAL MEETING

     We encourage all of our directors to attend our Annual Meeting of Shareholders. While their attendance is not required, each of our directors, except Peter R. Formanek, attended our last annual meeting.

                     BOARD OF DIRECTORS AND ITS COMMITTEES

     Perrigo's Board of Directors met nine times during fiscal year 2005. In addition to these meetings of the full Board, directors attended Board committee meetings. The Board of Directors has standing Audit, Compensation and Nominating & Governance Committees and has adopted a charter for each committee. Copies of the charters are available on our website (http://www.perrigo.com) under Investor Relations -- Governance and are available in print to shareholders upon written request made to our General Counsel, Todd W. Kingma, at the address shown on the cover of this proxy statement. In addition, a copy of our Audit Committee Charter is attached as Appendix A to this proxy statement. All committees consist solely of independent Board members. During fiscal year 2005, each director attended at least 75% of the meetings of the Board and of the committees on which he or she served.

AUDIT COMMITTEE

Fiscal 2005 Meetings:
                   6

Members:           Laurie Brlas (Chair)
                   Larry D. Fredricks
                   Herman Morris, Jr.

                   The Board of Directors has determined that each member of the Audit Committee (1) meets the audit committee independence requirements of the Nasdaq listing standards and the rules and regulations of the SEC and (2) is able to read and understand fundamental financial statements, as required by the Nasdaq listing standards. The Board has also determined that Larry D. Fredricks has the requisite attributes of an "audit committee financial expert" under the SEC's rules and that such attributes were acquired through relevant education and work experience.

Function:          The Audit Committee monitors our accounting and financial
                   reporting principles and policies and our internal audit controls and procedures. It is also directly responsible for the compensation and oversight of the work of the independent auditor in the preparation and issuance of audit reports and related work, including the resolution of any disagreements between management and the independent auditor regarding financial reporting. The Board has adopted an Audit Committee
                   Charter that specifies the composition and responsibilities of the Committee. Additional information on the Committee and its activities is set forth in the Audit Committee Report.

COMPENSATION COMMITTEE

Fiscal 2005 Meetings:
                   5

Members:           Judith A. Hemberger (Chair)
                   Gary K. Kunkle, Jr.
                   Peter R. Formanek (through October 28, 2005)

Function:          The Compensation Committee reviews and recommends to the
                   Board compensation arrangements for the Chief Executive
                   Officer and non-employee directors. It also reviews and approves the evaluation processes, compensation structure and annual compensation for executive officers, including salaries, bonuses and incentive and equity compensation, and administers Perrigo's incentive and other long-term employee compensation plans.

NOMINATING & GOVERNANCE COMMITTEE

Fiscal 2005 Meetings:
                   5

Members:           Larry D. Fredricks (Chair)
                   Gary M. Cohen
                   Herman Morris, Jr.

Function:          The Nominating & Governance Committee identifies and
                   recommends to the Board qualified director nominees for the next annual meeting of shareholders, including consideration of shareholder nominations for election to the Board submitted in accordance with the procedures discussed above under "How do I nominate a director?" This Committee also develops and recommends to the Board the Corporate Governance
                   Guidelines applicable to Perrigo, leads the Board in its annual review of Board performance, and makes recommendations to the Board with respect to assignment of individual directors to various committees.

                             DIRECTOR COMPENSATION

ANNUAL RETAINER AND ATTENDANCE FEES

     Directors who are Perrigo employees receive no fees for their services as directors. Non-employee directors receive a $25,000 annual cash retainer fee covering all regular and special Board meetings and the Annual Meeting of Shareholders. Each non-employee director also receives an annual restricted stock grant having a value on the grant date of $40,000 based upon the average of the high and low price of our stock on that date. The restricted stock grant is made pursuant to the company's 2003 Long-Term Incentive Plan approved by the shareholders at the 2003 Annual Meeting of Shareholders and is intended to directly link an element of director compensation to shareholders' interests. One-third of the restricted shares vest fully for each director annually over the three-year period following the grant date.

     Compensation and Nominating & Governance Committee members each receive $1,000 for each in-person committee meeting attended and $500 for each telephonic committee meeting in which they participate. Audit Committee members each receive $1,500 for each in-person committee meeting attended and $750 for each telephonic meeting in which they participate. The Chairs of the Compensation and Nominating & Governance Committees each receive an additional annual retainer of $4,000, and the Chair of the Audit Committee receives an additional annual retainer of $6,000. We also reimburse directors for expenses incurred in connection with attending Board and committee meetings.

                              CERTAIN TRANSACTIONS

LEASE AGREEMENT

     Through our subsidiary, Perrigo Israel Pharmaceuticals Ltd. (formerly Agis Industries (1983) Ltd.), we lease approximately 60,000 square feet of office space in Bnei-Brak, Israel from Arkin Real Estate Holdings (1961) Ltd., a corporation that is wholly owned by Moshe Arkin, who is a director and the Vice Chairman of Perrigo. The lease pre-dates Perrigo's acquisition of Agis. The annual rent under the lease is approximately $522,000 and the lease expires on December 31, 2006. We believe the rent and other terms of this lease are no less favorable to us than terms we could have obtained from an unrelated third party for similar property.

NOMINATING AGREEMENT

     In connection with Perrigo's acquisition of Agis Industries (1983) Ltd., Perrigo entered into a Nominating Agreement with Moshe Arkin on November 14, 2004 that was amended on July 12, 2005 and September 10, 2005. Pursuant to the amended Nominating Agreement, and subject to Perrigo's corporate governance standards, Perrigo agreed to name Mr. Arkin to Perrigo's Board of Directors and to give him the right after closing of the Agis acquisition to nominate an additional independent director (and in the event of a vacancy on the Perrigo Board, to nominate a replacement director) to the Perrigo Board, all as subject to Perrigo's Nominating & Governance Guidelines.

     Each independent director nominated pursuant to the Nominating Agreement will serve on the Perrigo Board for the remainder of the term of the class of directors to which he or she will be nominated and for one additional full term of such class, subject to Perrigo's Nominating & Governance Guidelines. Each independent director nominated pursuant to the Nominating Agreement will also serve on at least one committee of the Perrigo Board in accordance with and subject to his or her respective qualifications. Perrigo has agreed that one independent director nominated pursuant to the Nominating Agreement will be invited to serve on the Audit Committee of the Perrigo Board and one independent director nominated pursuant to the Nominating Agreement will be invited to serve on the Compensation Committee of the Perrigo Board, in each case subject to respective qualifications and Perrigo's Nominating & Governance Guidelines.

     Mr. Arkin's right under the Nominating Agreement to designate the independent directors (and the right of the independent directors to serve on the Perrigo Board) will terminate when Mr. Arkin ceases to own at least (1) 9% of the outstanding shares of Perrigo common stock and (2) 9,000,000 shares of Perrigo common stock. Mr. Arkin's right to serve on the Perrigo Board will terminate when he ceases to own at least 5,000,000 shares of Perrigo common stock.

                       OWNERSHIP OF PERRIGO COMMON STOCK

DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

     The following table shows how much Perrigo common stock the directors, nominees, named executive officers, and all directors, nominees and executive officers as a group beneficially owned as of September 2, 2005. The named executive officers are the individuals listed in the Summary Compensation Table.

     Beneficial ownership is a technical term broadly defined by the SEC to mean more than ownership in the usual sense. In general, beneficial ownership includes any shares a shareholder can vote or transfer and stock options that are exercisable currently or become exercisable within 60 days. Except as otherwise noted, the shareholders named in this table have sole voting and investment power for all shares shown as beneficially owned by them.

---------------------------------------------------------------------------------------------------------
                                               SHARES OF            OPTIONS
                                              COMMON STOCK        EXERCISABLE                    PERCENT
                                           BENEFICIALLY OWNED    WITHIN 60 DAYS      TOTAL       OF CLASS
---------------------------------------------------------------------------------------------------------
  DIRECTORS AND NOMINEES
     Moshe Arkin(1)                            10,022,092                 --       10,022,092      10.7%
     Laurie Brlas                                   5,344              5,000           10,344         *
     Gary M. Cohen                                  5,773              5,000           10,773         *
     Peter R. Formanek(2)                         203,855             24,281          228,136         *
     Larry D. Fredricks                            16,279             32,281           48,560         *
     David T. Gibbons(3)                          212,325            684,234          896,559         *
     Judith A. Hemberger                            5,773              5,000           10,773         *
     Michael J. Jandernoa(4)                    5,766,169             18,281        5,784,450       6.2%
     Gary K. Kunkle, Jr.                            6,022              5,000           11,022         *
     Herman Morris, Jr.(5)                         16,679             23,281           39,960         *
  NAMED EXECUTIVE OFFICERS OTHER THAN
  DIRECTORS
     John T. Hendrickson(6)                        56,664            142,506          199,170         *
     Refael Lebel                                  15,915                 --           15,915         *
     Douglas R. Schrank                            52,917            125,771          178,688         *
     Mark P. Olesnavage(7)                        437,014            334,308          771,322         *
     F. Folsom Bell(8)                             21,111            116,400          137,511         *
  DIRECTORS AND EXECUTIVE OFFICERS
  AS A GROUP (13 PERSONS)(9)                   16,385,807          1,070,635       17,456,442      18.5%

* Less than 1%.

(1) All shares owned of record by Nichsei Arkin Ltd., which Mr. Arkin controls. Mr. Arkin is also a named executive officer.

(2) Shares owned include 192,576 shares owned by Mr. Formanek as Trustee for the Formanek Investment Trust.

(3) Mr. Gibbons is also a named executive officer.

(4) Shares owned consist of 5,205,846 shares owned by the Michael J. Jandernoa Trust, of which Mr. Jandernoa is trustee; 81,942 shares owned by the Michael
    J. Jandernoa Grantor Trust Two, of which Mr. Jandernoa is trustee and under which he has a reversionary interest; 81,942 shares owned by the Susan M. Jandernoa Grantor Trust Two, of which Mrs. Jandernoa is trustee and under which she has a reversionary interest; and 394,248 shares owned by the Susan
    M. Jandernoa Trust, of which Mrs. Jandernoa is trustee. Mr. Jandernoa's address is c/o Perrigo Company, 333 Bridge Street, NW, Suite 800, Grand Rapids, MI 49504.

(5) Shares owned include 3,000 shares owned as custodian for Mr. Morris' minor children.

(6) Shares owned include 266 shares owned by the Mary Hendrickson Trust, of which Bank One is trustee.

(7) Shares owned include 56,472 shares owned by trusts for the benefit of Mr. Olesnavage's children, of which Mr. Olesnavage is trustee. Mr. Olesnavage ceased to be an executive officer in June 2005.

(8) Mr. Bell ceased to be an executive officer in June 2005.

(9) See footnotes 1 through 8.

OTHER PRINCIPAL SHAREHOLDERS

     This table shows all shareholders other than directors, nominees and named executive officers that we know to be beneficial owners of more than 5% of Perrigo common stock. The percent of class owned is based on 93,500,156 shares of Perrigo common stock outstanding as of September 2, 2005.

------------------------------------------------------------------------------------------------------
                      NAME AND ADDRESS                          SHARES OF COMMON STOCK    PERCENT
                    OF BENEFICIAL OWNER                           BENEFICIALLY OWNED      OF CLASS
------------------------------------------------------------------------------------------------------
  Royce & Associates, LLC(1)                                          9,133,600             9.8%
     1414 Avenue of the Americas
     New York, NY 10019
  Wellington Management Company, LLP(2)                               8,094,295             8.7%
     75 State Street
     Boston, MA 02109
  Mac-Per-Wolf Company(3)                                             7,156,780             7.7%
     310 S. Michigan Ave.
     Chicago, IL 60604
  Barclays Global Investors, NA(4)                                    5,314,312             5.7%
     45 Fremont Street
     San Francisco, CA 94105

(1) Royce & Associates, LLC, an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, has sole voting and investment power with respect to all of the shares. This information is based on a Schedule 13G filed with the Securities and Exchange Commission on February 10, 2005.

(2) Wellington Management Company, LLP, an investment adviser registered under
    Section 203 of the Investment Advisers Act of 1940, does not have sole voting or investment power with respect to any of these shares, has shared voting power as to 2,476,005 shares and shared investment power as to all of the shares. This information is based on a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2005. Of the listed shares, Vanguard Specialized Funds -- Vanguard Health Care Fund (100 Vanguard Boulevard, Malvern, PA 19355) beneficially owns 5,322,320 shares (5.7% based on shares outstanding as of September 2, 2005), as reported in a
    Schedule 13G filed
    with the Securities and Exchange Commission on February 10, 2005, and has sole voting and shared investment power as to these shares.

(3) This information is based on a Schedule 13G filed with the Securities and Exchange Commission on January 10, 2005.

(4) Barclays Global Investors, NA has sole voting and investment power as to 2,948,066 of the shares and sole dispositive power as to 3,353,375 of the shares. Barclays Global Fund Advisors has sole voting and investment power as to 1,875,424 of the shares and sole dispositive power as to 1,877,010 of the shares. Palomino Limited has sole voting and investment power as to 83,927 of the shares and sole dispositive power as to 83,927 of the shares. This information is based on a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2005.

                       SECTION 16(A) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires that Perrigo's executive officers, directors and 10% shareholders file reports of ownership and changes of ownership of Perrigo common stock with the Securities and Exchange Commission. Based on a review of copies of these reports provided to us and written representations from executive officers and directors, we believe that all filing requirements were met during fiscal year 2005.

                             EXECUTIVE COMPENSATION

     This table summarizes the compensation of David T. Gibbons, our Chairman of the Board, President and Chief Executive Officer, and the other most highly compensated executive officers of Perrigo during fiscal year 2005. These individuals are sometimes referred to as the named executive officers.

                              SUMMARY COMPENSATION

                                                                                         LONG TERM
                                                                                       COMPENSATION
                                                ANNUAL COMPENSATION(1)                    AWARDS
                                                  MANAGEMENT                      RESTRICTED   SECURITIES
           NAME AND                               INCENTIVE      OTHER ANNUAL       STOCK      UNDERLYING     ALL OTHER
      PRINCIPAL POSITION        YEAR    SALARY      BONUS      COMPENSATION(2)      AWARDS      OPTIONS      COMPENSATION
  David T. Gibbons(3)           2005   $629,776          --             --               --     100,000        $13,389
    Chairman of the Board,      2004   $567,000   $1,073,520            --               --     125,000        $16,331
    President and Chief         2003   $540,000   $ 847,800             --               --     125,000        $22,860
    Executive Officer



  Moshe Arkin(4)                2005   $127,432          --        $38,802               --          --             --
    Vice Chairman--Global
    Generics & API



  John T. Hendrickson(5)        2005   $317,553          --             --               --      42,222        $14,009
    Executive Vice President,   2004   $301,744   $ 376,806             --         $226,620      48,375        $15,603
    General Manager--           2003   $282,188   $ 312,457             --               --      45,000        $13,691
    Perrigo Consumer
    Healthcare



  Refael Lebel(6)               2005   $103,539   $  58,000        $39,854               --          --             --
    Executive Vice President,
    General Manager--Perrigo
    Israel



  Douglas R. Schrank(7)         2005   $335,152          --             --               --      40,000        $14,040
    Executive Vice President,   2004   $301,757   $ 376,806             --         $226,620      46,034        $16,036
    Chief Financial Officer     2003   $287,388   $ 312,457             --               --      45,000        $14,254



  Mark P. Olesnavage(8)         2005   $325,706          --             --               --      35,556        $14,048
    Executive Vice President,   2004   $319,319   $ 376,806             --               --      43,693        $15,957
    General Manager--           2003   $314,600   $ 312,457             --               --      35,000        $13,626
    Perrigo Pharmaceuticals



  F. Folsom Bell(9)             2005   $262,230          --             --               --      32,000        $15,768
    Executive Vice President,   2004   $253,344   $ 239,509             --               --      40,000        $17,240
    Business Development        2003   $247,200   $ 198,607             --               --      40,000        $15,180

(1) The following amounts were deferred from salary for fiscal year 2005: Mr. Hendrickson $18,000. The following amounts were deferred from salary for fiscal year 2004: Mr. Gibbons $48,000; and Mr. Hendrickson $12,000. The following amounts were deferred from the Management Incentive Bonus for fiscal year 2004: Mr. Hendrickson $16,000. The following amounts were deferred from salary for fiscal year 2003: Mr. Gibbons $124,000; and Mr. Hendrickson $12,000. The following amounts were deferred from the Management Incentive Bonus for fiscal year 2003: Mr. Gibbons $84,780; and Mr. Hendrickson $28,000.

(2) Other Annual Compensation for Mr. Arkin in 2005 consists of $19,900 in premiums for supplemental insurance as required by Mr. Arkin's employment agreement, $6,750 in contributions to an education fund and $12,152 in car allowance. Other Annual Compensation for Mr. Lebel in 2005 consists of $16,408 in premiums for supplemental insurance as required by Mr. Lebel's employment agreement, $7,170 in contributions to an education fund and $16,276 in car allowance. None of the other named executive officers received perquisites in fiscal years 2005, 2004 or 2003 with a value in excess of the lesser of either $50,000 or 10% of the total of his annual salary and bonus reported above for each year.

(3) All Other Compensation in fiscal year 2005 consists of a $6,300 matching contribution under our 401(k) Plan and a $7,089 contribution under our Profit Sharing Plan.

(4) Mr. Arkin became an executive of Perrigo in March 2005.

(5) All Other Compensation in fiscal year 2005 consists of a $6,560 matching contribution under our 401(k) Plan; a $7,089 contribution under our Profit Sharing Plan; and $360 representing the taxable benefit for certain premium payments made on Mr. Hendrickson's behalf by us for Group Term Life Insurance. At the end of fiscal year 2005, Mr. Hendrickson held a total of 12,000 shares of restricted stock with an aggregate value of $170,280. These restricted shares were issued pursuant to our Long-Term Incentive Plan and vest on July 1, 2007. Mr. Hendrickson receives dividends on his restricted stock to the extent we pay dividends on our common stock.

(6) Mr. Lebel became an executive of Perrigo in March 2005.

(7) All Other Compensation in fiscal year 2005 consists of a $6,951 matching contribution under our 401(k) Plan and a $7,089 contribution under our Profit Sharing Plan. At the end of fiscal year 2005, Mr. Schrank held a total of 12,000 shares of restricted stock with an aggregate value of $170,280. These restricted shares were issued pursuant to our Long-Term Incentive Plan and vest on July 1, 2007. Mr. Schrank receives dividends on his restricted stock to the extent we pay dividends on our common stock.

(8) All Other Compensation in fiscal year 2005 consists of a $6,131 matching contribution under our 401(k) Plan; a $7,089 contribution under our Profit Sharing Plan; and $828 representing the taxable benefit for certain premium payments made on Mr. Olesnavage's behalf by us for Group Term Life Insurance. Mr. Olesnavage ceased to be an executive officer in June 2005.

(9) All Other Compensation in fiscal year 2005 consists of a $6,303 matching contribution under our 401(k) Plan; a $7,089 contribution under our Profit Sharing Plan; and $2,376 representing the taxable benefit for certain premium payments made on Mr. Bell's behalf by us for Group Term Life Insurance. Mr. Bell ceased to be an executive officer in June 2005.

                       OPTION GRANTS IN FISCAL YEAR 2005

     This table gives information relating to option grants to the named executive officers during fiscal year 2005. All of the options were granted under our Employee Stock Option Plan. Since our stockholders approved our 2003 Long-Term Incentive Plan at the Annual Meeting held on October 28, 2003, no further grants have been, or will be, made under the Employee Stock Option Plan. The potential realizable value is calculated based on the term of the option at its time of grant, 10 years. The calculation assumes that the fair market value on the date of grant appreciates at the indicated rate compounded annually for the entire term of the option and that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price. Stock price appreciation of 5% and 10% is assumed under the rules of the Securities and Exchange Commission. We cannot assure you that the actual stock price will appreciate over the 10-year option term at the assumed levels or any other defined level.

                                                INDIVIDUAL GRANTS
                                            PERCENT OF
                                              TOTAL                                       POTENTIAL REALIZABLE
                              NUMBER OF      OPTIONS                                        VALUE AT ASSUMED
                             SECURITIES     GRANTED TO                                   ANNUAL RATES OF STOCK
                             UNDERLYING     EMPLOYEES     EXERCISE                       PRICE APPRECIATION FOR
                               OPTIONS      IN FISCAL     PRICE PER     EXPIRATION            OPTION TERM
           NAME              GRANTED(1)        YEAR         SHARE          DATE             5%           10%
  David T. Gibbons             100,000         9.6%        $18.18      Aug. 16, 2014    $1,143,330    $2,897,423
  Moshe Arkin                       --           --            --                 --            --            --
  John T. Hendrickson           42,222         4.0%        $18.18      Aug. 16, 2014    $  482,736    $1,223,350
  Refael Lebel                      --           --            --                 --            --            --
  Douglas R. Schrank            40,000         3.8%        $18.18      Aug. 16, 2014    $  457,332    $1,158,969
  Mark P. Olesnavage            35,556         3.4%        $18.18      Aug. 16, 2014    $  406,522    $1,030,208
  F. Folsom Bell                32,000         3.1%        $18.18      Aug. 16, 2014    $  365,865    $  927,175

(1) These options vest in five equal annual installments, beginning on the first anniversary date of the grant. The date of the grant was August 16, 2004.

                    OPTION EXERCISES IN FISCAL YEAR 2005 AND
                       FISCAL YEAR-END 2005 OPTION VALUES

     This table provides information regarding the exercise of options during fiscal year 2005 and options outstanding at the end of fiscal year 2005 for the named executive officers. The "value realized" is calculated using the difference between the option exercise price and the price of Perrigo common stock on the date of exercise multiplied by the number of shares underlying the option. The "value of unexercised in-the-money options at fiscal year end" is calculated using the difference between the option exercise price and $14.19 (the closing price of Perrigo stock on June 24, 2005, the last trading day of fiscal year 2005) multiplied by the number of shares underlying the option. An option is in-the-money if the market value of Perrigo common stock is greater than the option's exercise price.

                                                             NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                              SHARES                        UNDERLYING UNEXERCISED           IN-THE-MONEY OPTIONS AT
                             ACQUIRED        VALUE        OPTIONS AT FISCAL YEAR END             FISCAL YEAR END
           NAME             ON EXERCISE     REALIZED     EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
  David T. Gibbons            274,768      $3,310,976      620,234         299,998       $4,647,984       $414,866
  Moshe Arkin                      --              --           --              --               --             --
  John T. Hendrickson          36,243      $  266,376      102,052         131,254       $  296,799       $149,460
  Refael Lebel                     --              --           --              --               --             --
  Douglas R. Schrank           39,480      $  370,598       89,564         135,492       $  357,270       $197,061
  Mark P. Olesnavage            9,000      $   39,420      311,457         116,510       $1,496,394       $132,671
  F. Folsom Bell               21,000      $  194,174       69,000         123,000       $  173,442       $215,202

               EMPLOYMENT AGREEMENT WITH CHIEF EXECUTIVE OFFICER

     We entered into an Amendment to Employment Agreement with our Chief Executive Officer, David T. Gibbons, on June 30, 2005 that amended Mr. Gibbons' original employment agreement. The term of Mr. Gibbons' amended agreement now expires on December 31, 2006 and renews for consecutive one-year terms unless either party gives 90 days' notice of non-renewal prior to the expiration of any term. Under the amended agreement, Mr. Gibbons' base salary is reviewed at least annually by the Board to determine if an increase is appropriate. Mr. Gibbons' annual base salary was $589,700 in fiscal year 2005 through April 1, 2005, when the Board increased his annual base salary to $750,000.

     Mr. Gibbons is eligible to participate in the Management Incentive Bonus Plan, under which he has a target bonus opportunity of at least 100% of his annual salary. Pursuant to the amended agreement, Mr. Gibbons will be granted 67,159 shares of restricted stock in fiscal year 2006 that will be forfeited if his employment with Perrigo terminates before December 31, 2006. Mr. Gibbons will also be granted, pursuant to Perrigo's 2003 Long-Term Incentive Plan, options with an exercise price per share equal to the fair market value of a share of Perrigo common stock on the date of grant to purchase a number of shares of Perrigo common stock that will cause the options to have a Black-Scholes value on the date of grant of $1,645,500 in fiscal year 2006 and $1,500,000 in fiscal year 2007 (the "Additional Options"). These options will become exercisable on January 1, 2007. Under the amended agreement, all Perrigo stock options held by Mr. Gibbons, other than the Additional Options, became fully vested on June 30, 2005.

     Mr. Gibbons also was granted an option to purchase 750,000 shares of Perrigo common stock under our Employee Stock Option Plan at the time of his employment. Under the terms of the employment agreement, Mr. Gibbons received options to purchase 125,000 shares of Perrigo common stock for each of fiscal years 2002 and 2003. The options for fiscal year 2002 were actually issued to Mr. Gibbons in May 2001 prior to the end of fiscal year 2001. Mr. Gibbons also received 95,715 shares of restricted Perrigo common stock and a cash transition bonus of $160,000. On June 30, 2003, the restrictions lapsed on all 95,715 shares of Mr. Gibbons' restricted stock.

     If Mr. Gibbons dies or becomes disabled during his employment, he will receive compensation and benefits earned to date, including payment for unused vacation days and a pro rata management incentive bonus for the portion of the year he was employed, and his options and restricted stock will vest in accordance with their terms. If Mr. Gibbons resigns for "good reason" or if we terminate his employment "without cause", each as defined in the employment agreement, Mr. Gibbons, in addition to receiving earned compensation and benefits and vesting of options and restricted stock, will receive a cash payment equal to 12 months' salary. If we terminate Mr. Gibbons' employment for cause, as defined in the employment agreement, he will receive compensation and benefits earned to date, but he will forfeit any options (whether vested or unvested), restricted stock, and unvested benefits. The employment agreement also provides for the payment of earned compensation and benefits as well as the automatic vesting of options and lapse of restrictions on restricted stock following a change in control of Perrigo.

     Mr. Gibbons has also entered into a Noncompetition and Nondisclosure agreement with Perrigo. The agreement provides that Mr. Gibbons will not compete with us in the store brand business during the term of his employment and for one year thereafter. In addition, Mr. Gibbons has agreed that he will not, at any time during or after his employment with Perrigo, disclose any confidential information that he obtained during his employment.

         EMPLOYMENT AGREEMENT WITH VICE CHAIRMAN--GLOBAL GENERICS & API

     On November 14, 2004, we entered into an Employment Agreement with our Vice Chairman--Global Generics & API, Moshe Arkin. This agreement became effective upon the completion of our merger with Agis Industries (1983) Ltd. on March 17, 2005 and replaced Mr. Arkin's prior employment agreement with Agis. The term of this agreement runs through March 17, 2008, subject to automatic two-year renewals unless either party provides written notice of non-renewal to the other party at least 120 days before the last day of any term. Under the agreement, Mr. Arkin receives a base salary at an annual rate of $400,000, which, commencing on or around October 2006, will be reviewed for increase at least annually by the Board to determine if an increase is appropriate.

     Mr. Arkin is eligible to participate in the Management Incentive Bonus Plan, under which he has a target bonus opportunity of not less than $275,000. Mr. Arkin will be granted an initial option to purchase 50,000 Perrigo shares in fiscal year 2006 pursuant to Perrigo's 2003 Long-Term Incentive Plan. Mr. Arkin also receives various perquisites as customary under Israeli law, such as manager's insurance, disability insurance, education funds, recreation funds, car allowance and other similar perquisites. In the event Mr. Arkin's employment agreement terminates due to non-renewal, then he will be entitled to vest (whether or not his employment terminates) as of the date of the notice of non-renewal in that number of unvested stock options and restricted stock awards which would have vested during the 24 month period following the end of the agreement term.

     If Mr. Arkin's employment is terminated for any reason, he will receive compensation and benefits earned to date, including payment for unused vacation days. If Mr. Arkin resigns for "good reason" or if we terminate his employment "without cause", each as defined in the employment agreement, then, in addition to receiving earned compensation and benefits, he will receive his prorated bonus for the year in which the termination occurs; his salary, entitled bonus and benefits for the greater of 12 months or the balance of the employment agreement; immediate vesting of his restricted stock; and immediate vesting of his stock options that would have otherwise vested within the following 24 months.

     Under his employment agreement, Mr. Arkin is also entitled to all accrued payments due to him under his previous employment agreement with Agis.

     In conjunction with his employment agreement, Mr. Arkin executed a noncompetition and nondisclosure agreement that restricts his ability to compete with Perrigo in the store brand and value brand business for the longer of the term of his agreement and a period of one year following his termination.

               EMPLOYMENT AGREEMENT WITH CHIEF FINANCIAL OFFICER

     On July 21, 2005, we entered into an Employment Agreement with our Chief Financial Offer, Douglas R. Schrank. The term of this agreement runs through June 30, 2006, subject to automatic one-year renewals unless either party provides written notice of non-renewal to the other party at least 90 days before the last day of any term. Under the agreement, Mr. Schrank's base salary is reviewed at least annually by the Board to determine if an increase is appropriate. Mr. Schrank's annual base salary was $317,608 in fiscal year 2005 through April 1, 2005, when the Board increased his annual base salary to $400,000 per year.

     Mr. Schrank is eligible to participate in the Management Incentive Bonus Plan, under which he has a target bonus opportunity of not less than $300,000 for fiscal year 2006. Mr. Schrank is eligible to participate in Perrigo's equity compensation plans and will be entitled to receive in fiscal year 2006 a grant pursuant to Perrigo's 2003

Long-Term Incentive Plan of an option, which will have an exercise price per share equal to the fair market value of a share of Perrigo common stock on the date of grant, to purchase a number of shares of Perrigo common stock that will cause the option to have a Black-Scholes value on the date of grant of $533,200. In addition, Mr. Schrank will be awarded 20,148 shares of restricted stock that will be forfeited if his employment with Perrigo terminates prior to June 30, 2006. If Mr. Schrank remains employed by Perrigo through June 30, 2006, all of his unvested stock options and restricted stock will continue to vest as if he had remained employed by Perrigo beyond the term of his agreement, and all vested options may be exercised at any time prior to the end of their stated life.

     If Mr. Schrank dies or becomes disabled during his employment, all of Mr. Schrank's unvested equity compensation will vest, and he will receive all salary, bonuses and other compensation that he has earned at the time his employment terminates, as well as any amounts under Perrigo's compensation plans and programs that he has then earned or accrued or that, by the terms of such plans or programs, become payable upon death or disability. If Mr. Schrank resigns for "good reason" or if we terminate his employment "without cause", each as defined in the employment agreement, and, in either case, he does not compete with Perrigo for one year following termination and executes a written waiver of claims against Perrigo, Mr. Schrank will, in addition to receiving earned compensation and benefits and vesting of options and restricted stock, receive a lump sum payment of the base salary and annual bonus that would have been paid to him if he continued to be employed by Perrigo through June 30, 2006, and he and his dependents will be entitled to participate in Perrigo's employee benefit plans for a period of 18 months following his termination date. If we terminate Mr. Schrank's employment for cause, as defined in the employment agreement, he will receive compensation and benefits earned to date, but he will forfeit any unvested options, restricted stock, and unvested benefits. The employment agreement also provides for the payment of earned compensation and benefits, as well as the automatic vesting of options and lapse of restrictions on restricted stock, following a change of control of Perrigo.

     Mr. Schrank has also entered into a noncompetition and nondisclosure agreement with Perrigo. The agreement provides that Mr. Schrank will not compete with us during the term of his employment and for one year thereafter. In addition, Mr. Schrank has agreed that he will not, at any time during or after his employment with Perrigo, disclose any confidential information that he obtained during his employment.

              EMPLOYMENT AGREEMENT WITH EXECUTIVE VICE PRESIDENT &
                        GENERAL MANAGER--PERRIGO ISRAEL

     On November 14, 2004, we entered into an Employment Agreement with our Executive Vice President & General Manager--Perrigo Israel, Refael Lebel. This agreement became effective upon the completion of our merger with Agis Industries (1983) Ltd. on March 17, 2005 and replaced Mr. Lebel's prior employment agreement with Agis. The term of this agreement runs through March 17, 2008, subject to automatic two-year renewals unless either party provides written notice of non-renewal to the other party at least 120 days before the last day of any term. Under the agreement, Mr. Lebel receives a base salary at an annual rate of $325,000, which, commencing on or around October 2006, will be reviewed for increase at least annually by the Board to determine if an increase is appropriate.

     Mr. Lebel is eligible to participate in the Management Incentive Bonus Plan, under which he has a target bonus opportunity of not less than $200,000. However, under the agreement, Mr. Lebel was entitled to a minimum bonus payment of $58,000 for fiscal 2005. Mr. Lebel will be granted an initial option to purchase 50,000 Perrigo shares in fiscal year 2006 pursuant to Perrigo's 2003 Long-Term Incentive Plan. Mr. Lebel also receives various perquisites as customary under Israeli law, such as manager's insurance, disability insurance, education funds, recreation funds, and other similar perquisites. In the event Mr. Lebel's employment agreement terminates due to non-renewal, then he will be entitled to vest (whether or not his employment terminates) as of the date of the notice of non-renewal in that number of unvested stock options and restricted stock awards which would have vested during the 24 month period following the end of the agreement term.

     If Mr. Lebel's employment is terminated for any reason, he will receive compensation and benefits earned to date, including payment for unused vacation days. If Mr. Lebel resigns for "good reason" or if we terminate his employment "without cause", each as defined in the employment agreement, then, in addition to receiving earned compensation and benefits, he will receive his prorated bonus for the year in which the termination occurs; his salary, entitled bonus and benefits for the greater of 12 months or the balance of the employment agreement; immediate vesting of his restricted stock; and immediate vesting of his stock options that would have otherwise vested within the following 24 months.

     Under his employment agreement, Mr. Lebel is also entitled to all accrued payments due to him under his previous employment agreement with Agis.

     In conjunction with his employment agreement, Mr. Lebel executed a noncompetition and nondisclosure agreement that restricts his ability to compete with Perrigo in the store brand and value brand business for the longer of the term of his agreement and a period of one year following his termination.

                   SEPARATION AND GENERAL RELEASE AGREEMENTS

     On June 29, 2005, Perrigo and Mark P. Olesnavage, Executive Vice President, General Manager--Perrigo Pharmaceuticals, entered into a Separation and General Release Agreement pursuant to which Mr. Olesnavage agreed to end employment with Perrigo. The agreement provided that Mr. Olesnavage, upon the satisfaction of certain conditions, will receive, among other things: (1) separation pay through June 30, 2006, and (2) continued vesting of his employee stock options as if his employment had not ended, through their stated life.

     On July 5, 2005, Perrigo and F. Folsom Bell, Executive Vice President, Business Development, entered into a Separation and General Release Agreement pursuant to which Mr. Bell agreed to end employment with Perrigo. This agreement provides that Mr. Bell, upon the satisfaction of certain conditions, will receive, among other things: (1) separation pay through June 30, 2006, and (2) continued vesting of his employee stock options as if his employment had not ended, through their stated life.

                      EQUITY COMPENSATION PLAN INFORMATION

     The table below provides information about Perrigo's common stock that may be issued upon the exercise of options and rights under all of our equity compensation plans as of June 25, 2005. At the Annual Meeting held on October 28, 2003, shareholders approved our 2003 Long-Term Incentive Plan. Prior to the approval of the Long-Term Incentive Plan, equity compensation grants were made under our shareholder-approved Employee Stock Option Plan and Non-Qualified Stock Option Plan for Directors, as well as under our Restricted Stock Plan for Directors II and certain individual restricted stock arrangements that were not approved by shareholders. No further grants will be made pursuant to the Employee Stock Option Plan, Non-Qualified Stock Option Plan for Directors or Restricted Stock Plan for Directors II.

--------------------------------------------------------------------------------------------------------------
                                                                                           (C)
                                                                                  NUMBER OF SECURITIES
                                      (A)                       (B)              REMAINING AVAILABLE FOR
                           NUMBER OF SECURITIES TO BE     WEIGHTED-AVERAGE        FUTURE ISSUANCE UNDER
                            ISSUED UPON EXERCISE OF      EXERCISE PRICE OF         EQUITY COMPENSATION
                              OUTSTANDING OPTIONS,      OUTSTANDING OPTIONS,   PLANS (EXCLUDING SECURITIES
      PLAN CATEGORY           WARRANTS AND RIGHTS       WARRANTS AND RIGHTS     REFLECTED IN COLUMN (A))
--------------------------------------------------------------------------------------------------------------
  EQUITY COMPENSATION
     PLANS APPROVED BY
     SHAREHOLDERS                  6,428,000                   $10.00                   3,056,000
--------------------------------------------------------------------------------------------------------------
  EQUITY COMPENSATION
     PLANS NOT APPROVED
     BY SHAREHOLDERS                       0                       --                           0
--------------------------------------------------------------------------------------------------------------
  TOTAL                            6,428,000                   $10.00                   3,056,000
--------------------------------------------------------------------------------------------------------------

                             INDIVIDUAL ARRANGEMENT

     In July 2002, we granted John R. Nichols, a member of our law department, 4,000 shares of restricted common stock under an individual Restricted Stock Agreement. Under the terms of the Restricted Stock Agreement, these shares vested upon Mr. Nichols' retirement from Perrigo in fiscal 2005.

                      REPORT OF THE COMPENSATION COMMITTEE
                           ON EXECUTIVE COMPENSATION

COMPENSATION POLICY

     During fiscal year 2005, the Compensation Committee of the Board of Directors was composed of three independent non-employee directors. The Board of Directors has adopted a Compensation Committee Charter, which specifies the composition and responsibilities of the Committee. The Board reviews the Charter annually based on input from the Committee.

     The Chief Executive Officer's salary and bonus and any stock-based incentive awards granted to him under the 2003 Long-Term Incentive Plan are approved by the independent directors after review and recommendation by the Committee. The Committee reviews and approves the compensation arrangements for all other executive officers with respect to their salaries, bonuses and stock-based incentive awards under the 2003 Long-Term Incentive Plan.

     The Committee strives to:

         - motivate officers to create added value for Perrigo shareholders through compensation incentives that are tied to Perrigo's operating and stock market performance;

         - reward officers for their individual performance as well as Perrigo's performance;

         - provide compensation and benefits at levels that enable Perrigo to attract and retain high-quality executives; and

         - align the interests of officers and directors with the interests of Perrigo shareholders through stock ownership.

     Perrigo's management compensation policy is intended to provide a compensation package for executive officers that is generally competitive with the compensation of executive officers of comparable manufacturing companies. In establishing executive compensation, the Committee considers salary and bonus information compiled by Mercer Human Resource Consulting. The Mercer compensation data includes non-durable goods manufacturing companies, some of which are reflected in the Nasdaq Pharmaceutical Index shown on the Performance Graph included in this proxy statement. The Committee's objective is that the total cash compensation for Perrigo's executive officers approximate the median reflected in the Mercer data.

EXECUTIVE OFFICER COMPENSATION

     Executive officer compensation includes cash-based and stock-based components. Cash-based compensation consists of base salary and an annual bonus if one is warranted under the criteria of the Management Incentive Bonus Plan. In addition, Perrigo makes annual contributions under its Profit Sharing Plan for employees with at least one year of service, including the executive officers. Perrigo also makes matching contributions under its 401(k) Plan to certain of its employees, including the executive officers. The executive officers are also eligible to receive grants of stock-based incentive awards under the 2003 Long-Term Incentive Plan.

Cash-Based Compensation

     As discussed above, the Committee considers compensation data provided by Mercer in determining executive officer base salary and bonus awards under the Management Incentive Bonus Plan. In addition, the Committee evaluates the following factors, which are ranked in order of importance:

         - company-wide performance measured by attainment of specific strategic objectives and quantitative measures;

         - individual performance;

         - compensation levels at comparable manufacturing companies; and

         - historical cash and equity compensation levels.

     The primary quantitative measure that the Committee considers is return on assets, although earnings per share and revenue growth are also relevant. Qualitative factors include the quality and progress of Perrigo's marketing and manufacturing operations and the success of strategic actions, such as acquisitions of lines of business or introduction of new products.

Stock-Based Compensation

     Certain designated key management employees, including the Chief Executive Officer and other executive officers are eligible to participate in the 2003 Long-Term Incentive Plan approved by the shareholders. Awards under this plan may be in the form of stock options, stock appreciation rights or stock awards, including restricted shares, performance shares, performance units and other stock unit awards. The number of stock-based incentive awards granted to these employees is based on an evaluation of the officer's performance and is subject to the approval of the Committee. Options granted under the 2003 Long-Term Incentive Plan must have an exercise price at least equal to the fair market value of Perrigo common stock on the grant date as determined by the Committee. The fair market value, as provided in the plan, is the average of the high and low prices of our stock on the date of the grant. The Committee views the grant of stock-based incentive awards pursuant to the shareholder-approved plan as an effective incentive for executive officers to create value for shareholders since the ultimate value of these awards is directly related to the increase in the market price of Perrigo's common stock.

CHIEF EXECUTIVE OFFICER COMPENSATION

     David T. Gibbons, our Chief Executive Officer, is compensated in accordance with the terms of an Employment Agreement entered into at the time of his employment in May 2000 and amended in June 2005. A more complete description of his compensation arrangement can be found in this proxy statement under the heading "Employment

Agreement with Chief Executive Officer". Mr. Gibbons' compensation is reviewed and adjusted annually by the independent directors based upon the same criteria used to evaluate and determine the appropriate compensation for other executive officers. For fiscal year 2005, Mr. Gibbons was paid a base salary of $629,776 under the terms of his Employment Agreement, but no bonus was paid under the terms of the Management Incentive Bonus Plan.

     The Committee believes that the terms of Mr. Gibbons' employment are similar to terms granted to chief executive officers of comparable companies and are necessary to attract and retain a chief executive officer of his stature.

SUMMARY

     The Committee carefully reviews executive compensation. After reviewing Perrigo's compensation programs, the Committee has concluded that the amounts paid to the executive officers, including stock-based incentive awards, in fiscal year 2005 appropriately reflect individual performance, are linked to Perrigo's financial, operational and market results, and are generally competitive with amounts paid to executive officers of comparable companies.

DEDUCTIBILITY OF COMPENSATION

     Internal Revenue Code Section 162(m) limits the deductibility by Perrigo of compensation in excess of $1,000,000 paid to each of the Chief Executive Officer and the next four most highly paid officers. Certain "performance based compensation" is not included in compensation counted for purposes of the limit. The Committee's policy is to establish and maintain a compensation program that will optimize the deductibility of compensation. The Committee, however, reserves the right to use its judgment to authorize compensation that may not be fully deductible where merited by the need to respond to changing business conditions or an executive officer's individual performance.

                                          Judith A. Hemberger, Chair
                                          Gary K. Kunkle, Jr.
                                          Peter R. Formanek

                              COMPANY PERFORMANCE

     This graph shows a five-year comparison of cumulative total return for Perrigo with the cumulative total returns for the Nasdaq Composite Index and the Nasdaq Pharmaceutical Index from July 1, 2000 through June 25, 2005. Data points are, for Perrigo, the last day of each fiscal year and, for the indices, June 30 of each year. The last day of our fiscal year for the fiscal years 2000 through 2005 is noted in each of the columns below. The graph assumes an investment of $100 at the beginning of the period and the reinvestment of any dividends.

                              [PERFORMANCE GRAPH]

-----------------------------------------------------------------------------------------------------------
                                   7/1/2000   6/30/2001   6/29/2002   6/28/2003   6/26/2004   6/25/2005
-----------------------------------------------------------------------------------------------------------
  Perrigo Company                    $100       $264        $206        $252        $303        $229
  Nasdaq Stock Market (U.S.)         $100       $ 56        $ 37        $ 32        $ 43        $ 44
  Nasdaq Pharmaceutical              $100       $ 87        $ 52        $ 73        $ 77        $ 77

                   AMENDMENT OF 2003 LONG-TERM INCENTIVE PLAN

     The Board of Directors previously adopted the 2003 Long-Term Incentive Plan, which was approved by our shareholders. The Board has approved an amendment of the 2003 Plan to increase the number of shares reserved for issuance under the Plan by 4,500,000 shares. The Board believes that the increase will ensure that enough shares are available for future grants under the 2003 Plan to attract new employees and to compensate current employees. The Board recommends that you approve the amendment to the Plan.

     The following summary of the 2003 Plan describes the material features of the Plan; however, it is not complete and, therefore, you should not rely solely on it for a detailed description of every aspect of the Plan. A copy of the Plan, as originally adopted, was filed with the SEC as an appendix to the proxy statement for our 2003 Annual Meeting.

THE LONG-TERM INCENTIVE PLAN GENERALLY

     The Board originally adopted the Plan in August 2003, and our shareholders approved it on October 28, 2003, which was the effective date of the 2003 Plan. No awards may be granted under the 2003 Plan more than 10 years after the effective date.

     Under the Plan, the Compensation Committee may grant stock-based incentives to employees, directors and other individuals providing material services to Perrigo. Awards under the Plan may be in the form of incentive stock options, nonstatutory stock options, stock appreciation rights or stock awards (including restricted shares, performance shares, performance units and other stock unit awards). We currently have approximately 5,800 employees and 8 non-employee directors who are eligible for awards under the 2003 Plan, but not all eligible employees receive awards under the 2003 Plan.

SHARES AVAILABLE FOR THE PLAN

     The 2003 Plan was adopted as a replacement for our Employee Stock Option Plan, Non-Qualified Stock Option Plan for Directors and Restricted Stock Plan for Directors. No further awards were made under those plans after the effective date of the 2003 Plan, and the remaining shares available for issuance under those plans became available for issuance under the 2003 Plan.

     The number of shares of common stock initially reserved for issuance under the Plan was 2,500,000, plus an additional 1,719,000 shares of common stock that remained reserved for issuance under the Employee Stock Option Plan, Non-Qualified Stock Option Plan for Directors and Restricted Stock Plan for Directors on the effective date of the 2003 Plan. If approved by our shareholders, an additional 4,500,000 shares will be reserved for issuance under the 2003 Plan.

     As of September 2, 2005, there were 2,879,000 shares remaining available for issuance. If any award under the 2003 Plan expires or is terminated on or after the effective date of the 2003 Plan without the issuance of the shares, then the shares subject to the award will be added to the shares available for issuance under the 2003

Plan. As of September 2, 2005, there were 1,551,581 shares underlying outstanding awards under the 2003 Plan.

     In addition, awards that are outstanding under the Employee Stock Option Plan, the Non-Qualified Stock Option Plan for Directors and the Restricted Stock Plan for Directors that are cancelled, forfeited or otherwise settled without the delivery of shares on or after the effective date of the 2003 Plan are available for awards under the 2003 Plan.

     The number of shares that may be issued with respect to awards under the Plan to any one participant in a calendar year may not exceed 400,000 shares.

     The number of shares that can be issued and the number of shares subject to outstanding awards may be adjusted in the event of a stock split, stock dividend, recapitalization or other similar event affecting the number of shares of Perrigo's outstanding common stock. In that event, the Compensation Committee also may make appropriate adjustments to any stock appreciation rights, restricted stock or performance units outstanding under the Plan.

PLAN ADMINISTRATION

     The Compensation Committee administers the Plan. Subject to the specific provisions of the Plan, the Committee determines award eligibility, timing and the type, amount and terms of the awards. The Committee also interprets the Plan, establishes rules and regulations under the Plan and makes all other determinations necessary or advisable for the Plan's administration.

STOCK OPTIONS

     Options under the Plan may be either "incentive stock options," as defined under the tax laws, or nonstatutory stock options; however, only employees may be granted incentive stock options. The per share exercise price may not be less than the fair market value of Perrigo common stock on the date the option is granted. The Compensation Committee may specify any period of time following the date of grant during which options are exercisable, but the period cannot be longer than 10 years for incentive stock options. Incentive stock options are subject to additional limitations relating to such things as employment status, minimum exercise price, length of exercise period, maximum value of the stock underlying the options and a required holding period for stock received upon exercise of the option.

     Upon exercise, the option holder may pay the exercise price in several ways. He or she may pay in cash, in previously acquired shares or, if permitted by the Committee, other consideration having a fair market value equal to the exercise price, or through a combination of the foregoing.

     Except for adjustments to effect stock splits, stock dividends, recapitalizations or similar events, in no event shall the purchase price of an option be decreased after the grant date or surrendered in consideration of a new option grant with a lower exercise price without shareholder approval.

STOCK APPRECIATION RIGHTS

     A stock appreciation right allows its holder to receive payment from us equal to the amount by which the fair market value of a share of Perrigo common stock exceeds the grant price of the right on the exercise date. The grant price may not be less than the fair market value of Perrigo common stock on the grant date of the right.

     Under the Plan, the Compensation Committee can grant the rights in conjunction with the awarding of stock options or on a stand-alone basis. If the Committee grants a right with an option award, then the holder can exercise the rights at any time during the life of the related option, but the exercise will proportionately reduce the number of his or her related stock options. The holder can exercise stand-alone stock appreciation rights during the period determined by the Compensation Committee. Upon the exercise of a stock appreciation right, the holder receives cash, shares of Perrigo common stock or other property, or a combination thereof, in the discretion of the Committee.

RESTRICTED SHARES

     Restricted shares refers to shares of Perrigo common stock that are subject to a risk of forfeiture or other restrictions on ownership for a certain period of time. During the restricted period, the holder of restricted shares may not sell or otherwise transfer the shares, but he or she may vote the shares and may be entitled to any dividend or other distributions if determined by the Committee. The restricted shares become freely transferable when the restriction period expires.

PERFORMANCE SHARES AND PERFORMANCE UNITS

     A performance share is a right to receive shares of Perrigo common stock or equivalent value in the future, contingent on the achievement of performance or other objectives during a specified period. A performance unit represents an award valued by reference to property other than shares of Perrigo common stock, as designated by the Compensation Committee, contingent on the achievement of performance or other objectives during a specified period.

     The Compensation Committee sets the terms and conditions of each award, including the performance goals that its holder must attain and the various percentages of performance unit value to be paid out upon full or partial attainment of those goals. The Committee also determines whether the goals have been satisfied and the form of payment, which may be in cash, Perrigo common stock, other property or a combination thereof. Payment may be made in a lump sum or in installments, as determined by the Committee.

OTHER STOCK UNIT AWARDS

     An "other stock unit award" refers to any award, other than an option, stock appreciation right, restricted stock, performance share or performance unit, that is valued in whole or part by reference to shares of Perrigo common stock. The Compensation Committee determines the terms and conditions of other stock unit awards, including whether such awards are payable in cash, shares of Perrigo common stock or other property. If the other stock unit award is a right to purchase shares of Perrigo common stock, the purchase price of such shares cannot be less than the fair market value of the shares on the date the Committee awards the purchase right.

TERMINATION OF EMPLOYMENT

     The Plan provides that upon a participant's death, disability or retirement, all outstanding awards immediately vest, and stock options and stock appreciation rights may be exercised by the participant, or his or her estate, beneficiary or conservator in the case of death or disability, at any time prior to their stated expiration dates. If the participant's employment is terminated involuntarily for economic reasons, for example, restructurings, dispositions or layoffs, as determined in the discretion of the Compensation Committee, he or she may exercise any vested options or stock appreciation rights until the earlier of 24 months after the termination date or the expiration date of the options or stock appreciation rights. Unvested options, stock appreciation rights and restricted shares that are scheduled to vest during the 24 month period following the termination date will continue to vest as if the participant had continued to perform services during the 24 month period. Those not scheduled to vest during the 24 month period are forfeited on the termination date. If a participant's termination date is for cause, all outstanding awards are forfeited. In all other terminations, unvested awards are forfeited on the termination date and the participant may exercise his or her vested options and stock appreciation rights during the three-month period after the termination, but not later than the expiration date of the option or stock appreciation right. In certain circumstances, the Plan provides for extended exercisability when a participant dies following termination.

CHANGE IN CONTROL

     Regardless of the vesting requirements that otherwise apply to an award under the Plan, all outstanding awards vest upon a change in control of Perrigo. Generally, a change in control is defined in the Plan to mean (1) the ownership of 50% or more of Perrigo common stock by a person who was not a shareholder on the date the Plan was initially adopted and (2) a change in Board composition so that a majority of the Board is comprised of individuals who are neither incumbent members nor their nominees.

PERFORMANCE-BASED AWARDS

     The Compensation Committee may designate any award of restricted shares, performance shares, performance units or other stock unit awards as "performance-based compensation" for purposes of Section 162(m) of the Internal Revenue Code. These awards will be conditioned on the achievement of one or more performance measures based on one or any combination of the following, as selected by the Committee: specified levels of earnings per share from continuing operations, funds from operations, operating income, revenues, gross margin, return on operating assets, return on equity, economic value added, share price appreciation, total shareholder return (measured in terms of share price appreciation and dividend growth), or cost control of Perrigo or of a division or affiliate of Perrigo that employs the participant.

TRANSFERABILITY

     The recipient of an award under the Plan generally may not pledge, assign, sell or otherwise transfer his or her stock options, stock appreciation rights, restricted shares or performance units other than by will or by the laws of descent and distribution. The Compensation Committee, however, may establish rules and procedures to allow participants in the Plan to transfer nonstatutory stock options to immediate family members or to certain trusts or partnerships.

OUTSTANDING OPTIONS

     We cannot determine the number of shares that may be acquired under stock options that will be awarded under the Plan. On September 2, 2005, the last reported sale price of Perrigo common stock on the Nasdaq National Market was $14.75 per share. As of September 2, 2005, options had been granted under the 2003 Plan to purchase the number of shares shown below:

--------------------------------------------------------------------------------
                            NAME                                NUMBER OF SHARES
--------------------------------------------------------------------------------
 David T. Gibbons                                                   100,000
  Chairman of the Board, President and Chief Executive
  Officer
 Moshe Arkin                                                             --
  Vice Chairman--Global Generics & API
 John T. Hendrickson                                                 42,222
  Executive Vice President, General Manager--Perrigo
  Consumer Healthcare
 Refael Lebel                                                            --
  Executive Vice President, General Manager--Perrigo Israel
 Douglas R. Schrank                                                  40,000
  Executive Vice President, Chief Financial Officer
 Mark P. Olesnavage                                                  35,556
  Executive Vice President, General Manager--Perrigo
  Pharmaceuticals
 F. Folsom Bell                                                      32,000
  Executive Vice President, Business Development
 All current executive officers                                     182,222
 All current directors who are not executive officers                    --
 All employees (other than current executive officers)              849,336

TAX CONSEQUENCES

     The holder of an award granted under the Plan may be affected by certain federal income tax consequences. Special rules may apply to individuals who may be subject to Section 16(b) of the Securities Exchange Act of 1934. The following discussion of tax consequences is based on current federal tax laws and regulations and you should not consider it to be a complete description of the federal income tax consequences that apply to participants in the Plan. Accordingly, information relating to tax consequences is qualified by reference to current tax laws.

     Incentive Stock Options.   There are no federal income tax consequences
associated with the grant or exercise of an incentive stock option, so long as the holder of the option was our employee at all times during the period beginning on the grant date and ending on the date three months before the exercise date. The "spread" between the exercise price and the fair market value of Perrigo common stock on the exercise date, however, is an adjustment for purposes of the alternative minimum tax. A holder of incentive stock options defers income tax on the stock's appreciation until he or she sells the shares.

     Upon the sale of the shares, the holder realizes a long-term capital gain (or loss) if he or she sells the shares at least two years after the grant date and has held them for at least one year. The capital gain (or loss) equals the difference between the sales price and the exercise price of the shares. If the holder disposes of the shares before the expiration of these periods, then he or she recognizes ordinary income at the time of sale (or other disqualifying disposition) equal to the lesser of (1) the gain he or she realized on the sale and (2) the difference between the exercise price and the fair market value of the shares on the exercise date. This ordinary income is treated as compensation for tax purposes. The holder will treat any additional gain as short-term or long-term capital gain, depending on whether he or she has held the shares for at least one year from the exercise date. If the holder does not satisfy the employment requirement described above, then he or she recognizes ordinary income (treated as compensation) at the time he or she exercises the option under the tax rules applicable to the exercise of a nonstatutory stock option. We are entitled to an income tax deduction to the extent that an option holder realizes ordinary income.

     Nonstatutory Stock Options.   There are no federal income tax consequences
to us or to the recipient of a nonstatutory stock option upon grant. Upon exercise, the option holder recognizes ordinary income equal to the spread between the exercise price and the fair market value of Perrigo stock on the exercise date. This ordinary income is treated as compensation for tax purposes. The basis in shares acquired by an option holder on exercise equals the fair market value of the shares at that time. The capital gain holding period begins on the exercise date. We receive an income tax deduction upon the exercise of a nonstatutory stock option in an amount equal to the spread.

     Stock Appreciation Rights.   There are no tax consequences associated with
the grant of stock appreciation rights that may be settled solely in shares of our common stock. Upon exercise, the holder of such a stock appreciation right recognizes ordinary income in the amount of the appreciation paid to him or her. This ordinary income is treated as compensation for tax purposes. We receive a corresponding deduction in the same amount that the holder recognizes as income.

     Due to recent legislation, the taxation of stock appreciation rights that may be settled in cash is unclear. We do not anticipate awarding any stock appreciation rights that may be settled in cash until the Internal Revenue Service issues additional guidance on the tax treatment of these awards.

     Restricted Shares.   The holder of restricted shares does not recognize any
taxable income on the shares while they are restricted. When the restrictions lapse, the holder's taxable income (treated as compensation) equals the fair market value of the shares. The holder may, however, avoid the delay in computing the amount of taxable gain by filing with the Internal Revenue Service, within 30 days after receiving the shares, an election to determine the amount of taxable income at the time of receipt of the restricted shares. Generally, at the time the holder recognizes taxable income with respect to restricted shares, we will receive a deduction in the same amount.

     Performance Shares, Performance Units, and Other Stock Unit Awards.   There
are no tax consequences associated with the grant of performance shares, performance units, or other stock unit awards. The holder recognizes ordinary income (treated as compensation) upon a payment on the performance shares, performance units or other stock unit awards in an amount equal to the payment received, and we receive a corresponding tax deduction.

     Excise Taxes.   Under certain circumstances, the accelerated vesting of an award in connection with a change in control of Perrigo might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Section 280G of the Internal Revenue Code. To the extent the accelerated vesting is considered an excess parachute payment, a participant in the Plan may be subject to a 20% excise tax and we may be unable to receive a tax deduction.

PLAN AMENDMENT AND TERMINATION

     Generally, the Board of Directors may amend or terminate the Plan at any time without shareholder approval. Without shareholder approval, however, the Board may not: (1) increase the number of shares of Perrigo stock available for issuance under the Plan; (2) change the employees or class of employees eligible to participate in the Plan; (3) change the minimum purchase price for any option grant below fair market value; or (4) materially change the terms of the Plan. In addition, if any action that the Board proposes to take will have a materially adverse effect on the rights of any participant or beneficiary under an outstanding award, then the affected participants or beneficiaries must consent to the action.
            THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR
              THE AMENDMENT TO THE 2003 LONG-TERM INCENTIVE PLAN.

                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board is responsible for monitoring: (1) Perrigo's accounting and financial reporting principles and policies; (2) Perrigo's financial statements and the independent audit thereof; (3) the qualifications, independence and performance of Perrigo's independent auditor; and (4) Perrigo's internal control over financial reporting. In particular, these responsibilities include, among other things, the appointment and compensation of Perrigo's independent auditors, reviewing with the independent auditors the plan and scope of the audit of the financial statements and internal control over financial reporting and audit fees, monitoring the adequacy of reporting and internal controls and meeting periodically with internal auditors and the independent auditors. All of the members of the Audit Committee are independent, as such term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards. The Board has adopted an Audit Committee Charter, which it reviews annually based upon input from the Committee.

     In connection with the June 25, 2005 financial statements, the Audit
Committee: (1) reviewed and discussed the audited financial statements with management; (2) discussed with the auditors the matters required to be discussed by Statement on Auditing Standards (SAS) No. 61, as amended, and (3) received and discussed with the auditors the written disclosures and letter from the auditors required by Independence Standards No. 1 and has discussed with the auditors their independence. Based upon these reviews and discussions, the Audit Committee has recommended to the Board of Directors, and the Board of Directors has approved, that Perrigo's audited financial statements be included in Perrigo's Annual Report on Form 10-K for the fiscal year ended June 25, 2005 filed with the Securities and Exchange Commission.

THE AUDIT COMMITTEE
Laurie Brlas, Chair
Larry D. Fredricks
Herman Morris, Jr.

                            INDEPENDENT ACCOUNTANTS

     BDO Seidman, LLP has been Perrigo's independent registered public accounting firm since 1988. The Board has engaged BDO Seidman, LLP as our independent registered public accountants for fiscal year 2006. Representatives of BDO Seidman, LLP will be present at the Annual Meeting and will have the opportunity to make a statement and respond to questions.

     During fiscal years 2005 and 2004, we retained BDO Seidman, LLP to perform auditing and other services for us and paid them the following amounts for these services:

Fiscal Year 2005                 Fiscal Year 2004
------------------               ------------------
Audit Fees          $1,497,000   Audit Fees          $536,000
Audit-Related Fees     160,000   Audit-Related Fees   180,000
Tax Fees                52,000   Tax Fees              38,000
                    ----------                       --------
      Total         $1,709,000       Total           $754,000

     Audit fees in 2005 were substantially higher than in 2004 due to the acquisition of Agis Industries (1983) Ltd. and the first time audit of Perrigo's internal control over financial reporting. Audit-related fees in 2005 and 2004 were for benefit plan audits and due diligence services, and in 2004 were also for internal control review services. Tax fees related primarily to tax compliance services.

     The Audit Committee maintains a policy pursuant to which it reviews and pre-approves audit and permitted non-audit services (including the fees and terms thereof) to be provided by our independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 that are approved by the Audit Committee prior to the completion of our audit. The Chair of the Audit Committee, or any other member or members designated by the Audit Committee, is authorized to pre-approve non-audit services, provided that any pre-approval shall be reported to the full Audit Committee at its next scheduled meeting. All auditing and other services performed by our independent auditors in fiscal 2005 were approved in accordance with the Audit Committee's policy.

                           ANNUAL REPORT ON FORM 10-K

     A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 25, 2005, INCLUDING SCHEDULES, WHICH IS ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION, IS INCLUDED IN THE ANNUAL REPORT DELIVERED WITH THIS PROXY STATEMENT. IF YOU WOULD LIKE A COPY OF THE EXHIBITS TO THE FORM 10-K, PLEASE CONTACT TODD W. KINGMA, SECRETARY, PERRIGO COMPANY, 515 EASTERN AVENUE, ALLEGAN, MICHIGAN 49010.

                                                                      APPENDIX A

                                PERRIGO COMPANY

                            AUDIT COMMITTEE CHARTER

PURPOSE

     The primary purpose of the Audit Committee is to assist the Board of Directors of Perrigo Company (the "Company") in fulfilling its responsibility of monitoring:

         - the Company's accounting and financial reporting principles and policies;

         - the Company's financial statements and the independent audit thereof;

         - the qualifications, independence and performance of the Company's independent auditor;

         - the qualifications and performance of the Company's internal audit function, including where that service is outsourced; and

         - the Company's internal control over financial reporting.

COMPOSITION OF THE AUDIT COMMITTEE

     The Audit Committee shall be comprised of at least three directors, each of whom shall meet the independence and experience requirements of the National Association of Securities Dealers, Inc., Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Securities and Exchange Commission ("SEC").

     Accordingly, all of the members of the Audit Committee shall be directors who are able to read and understand fundamental financial statements. In addition, at least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in financial sophistication. The Board shall determine whether at least one member of the Audit Committee qualifies as an "audit committee financial expert" as defined by the SEC.

     Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies.

MEETINGS OF THE AUDIT COMMITTEE

     The Audit Committee shall:

     1. meet with management four times annually (more frequently if circumstances dictate) to discuss the annual audited financial statements and quarterly financial results;

     2. meet separately with management, the internal auditors and the independent auditor to discuss any matters that the Audit Committee or any of these persons believe should be discussed privately (at least annually);

     3. be permitted to request any officer or employee of the Company, the Company's outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee; and

     4. be permitted to conduct its meetings by means of a conference call or similar communications equipment in which all persons participating in the meeting can hear each other.

AUDIT COMMITTEE AUTHORITY AND RESPONSIBILITIES

Generally

     1. The Audit Committee shall have the sole authority to appoint or replace the Company's independent auditor. The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor for the purpose of preparing or issuing an audit report or related work, including the resolution of any disagreements between management and the independent auditor regarding financial reporting. The independent auditor is ultimately accountable to, and shall report directly to, the Audit Committee. The Company shall provide appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report.

     2. The Audit Committee shall maintain a policy pursuant to which it reviews and pre-approves audit and permitted non-audit services (including the fees and terms thereof) to be provided to the Company by the independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit. The Chair of the Audit Committee, or any other member or members designated by the Audit Committee, shall be authorized to pre-approve audit and permitted non-audit services, provided that any pre-approval shall be reported to the full Audit Committee at its next scheduled meeting.

     3. The Audit Committee shall have sole authority over the Company's internal audit function, including, but not limited to, the appointment or replacement of outsourced services, approval of services to be rendered and approval of fees for services. Any outsourced firm is ultimately accountable to, and shall report directly to, the Audit Committee.

     4. The Audit Committee shall prepare the report of the Audit Committee required by the SEC to be included in the Company's annual proxy statement.

     5. The Audit Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.

     6. The Audit Committee shall report its activities to the full Board of Directors on a regular basis and make such recommendations with respect to the matters addressed in this Charter and other matters as the Audit Committee may deem necessary or appropriate.

     7. The Audit Committee shall perform such other functions as assigned by law, the Company's Articles of Incorporation or Bylaws, or the Board.

Financial Statement and Disclosure Matters

     The Audit Committee, to the extent it deems necessary or appropriate, shall:

     1. review the annual audited financial statements with the independent auditor and with Company management;

     2. advise management and the independent auditor that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices;

     3. discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, relating to the conduct of the audit;

     4. consider any reports or communications (and management's responses thereto) submitted to the Audit Committee by the independent auditor;

     5. review any disclosures made to the Audit Committee by the Company's CEO and CFO during the certification process for Forms 10-K and 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any corrective actions taken, and any fraud involving management or other employees who have a significant role in the Company's internal controls;

     6. recommend to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K;

     7. review the form of opinion the independent auditor proposes to render to the Board of Directors and shareholders;

     8. inquire of management and the independent auditor regarding significant risks or exposures and assess the steps management has taken to minimize such risks to the Company;

     9. review significant changes to the Company's auditing and accounting principles, policies, controls, procedures and practices proposed or contemplated by the independent auditor or management;

    10. obtain from the independent auditor assurance that the audit was conducted in a manner consistent with Section 10A(b) of the Exchange Act, which sets forth certain procedures to be followed in any audit of financial statements required under the Exchange Act; and

    11. review with the Company's General Counsel any significant legal or regulatory matters and compliance policies that may have a material effect on the financial statements, including material notices to or inquiries received from governmental agencies.

The Company's Relationship with its Independent Auditor

     The Audit Committee, to the extent it deems necessary or appropriate, shall:

     1. require that the independent auditor annually prepare and deliver a Statement (consistent with Independence Standards Board Standard No. 1) as to their independence and take appropriate action if the independence of the outside auditor is in question;

     2. at least annually, evaluate and report to the Board regarding the Audit Committee's assessment of the independent auditor's qualifications, performance (including the lead partner) and independence, taking into account the opinions of management and the internal auditors and considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence;

     3. monitor the regular rotation of the audit partners as required by law;
        and

     4. set clear policies compliant with applicable laws or regulations for hiring employees or former employees of the independent auditor.

Internal Audit Function

     The Audit Committee, to the extent it deems necessary or appropriate, shall:

     1. review the budget and internal audit plan of the Company's internal audit function; and

     2. review the progress and results of the internal audit projects.

Internal Control Over Financial Reporting

     Annually, the Audit Committee shall review the report prepared by management and attested to by the independent auditors, assessing the effectiveness of the Company's internal control over financial reporting and stating managements' responsibility for establishing and maintaining adequate internal control over financial reporting prior to its inclusion in the Company's annual report.

PROCEDURES FOR COMPLAINTS

     The Audit Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by the Company's employees of concerns regarding questionable accounting or auditing matters.

RESOURCES AND AUTHORITY OF THE AUDIT COMMITTEE

     The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage independent auditors for special audits, reviews and other procedures and to retain independent counsel and other advisors. The Company shall provide appropriate funding, as determined by the Audit Committee, for payment of compensation to any advisors employed by the Audit Committee.

LIMITATION OF THE ROLE OF THE AUDIT COMMITTEE

     The Audit Committee has the authority and responsibilities described in this Charter. Management is responsible for the preparation, presentation and integrity of the Company's financial statements; maintenance of appropriate accounting and financial reporting principles and policies; and maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditor is responsible for planning and carrying out proper audits and reviews. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within the Company and outside the Company that it receives information from and (ii) the accuracy of information provided to the Audit Committee by such persons or organizations (absent actual knowledge to the contrary).

     This Charter was adopted August 7, 2003; amended through August 30, 2005.

                                 (PERRIGO LOGO)

[PERRIGO LOGO]
c/o National City Bank
Corporate Trust Operations
Locator 5352
P. O. Box 92301
Cleveland, OH 44193-0900


                                                                                          ------------------------------------------
                                                                                               V O T E  B Y  T E L E P H O N E
                                                                                          ------------------------------------------

                                                                                           Have your proxy card available when you
                                                                                           call the TOLL-FREE NUMBER 1-888-693-8683
                                                                                           using a Touch-Tone phone and follow the
                                                                                           simple instructions to record your vote.

                                                                                          ------------------------------------------
                                                                                                 V O T E  B Y  I N T E R N E T
                                                                                          ------------------------------------------

                                                                                          Have your proxy card available when you
                                                                                          access the website http://www.cesvote.com
                                                                                          and follow the simple instructions to
                                                                                          record your vote.

                                                                                          ------------------------------------------
                                                                                                    V O T E  B Y  M A I L
                                                                                          ------------------------------------------

                                                                                          Please mark, sign and date your proxy
                                                                                          card and return it in the POSTAGE-PAID
                                                                                          ENVELOPE provided or return it to:
                                                                                          National City Bank, P.O. Box 535300,
                                                                                          Pittsburgh PA 15253-9837.




----------------------------------            ------------------------------------           ---------------------------------------
         VOTE BY TELEPHONE                              VOTE BY INTERNET                                  VOTE BY MAIL
      Call TOLL-FREE using a                         Access the WEBSITE and                             Return your proxy
         Touch-Tone phone:                              cast your vote:                                in the POSTAGE-PAID
          1-888-693-8683                             http://www.cesvote.com                             envelope provided
----------------------------------            ------------------------------------           ---------------------------------------

                                                VOTE 24 HOURS A DAY, 7 DAYS A WEEK!
                             YOUR TELEPHONE OR INTERNET VOTE MUST BE RECEIVED BY 6:00 A.M. EASTERN TIME
                                 ON FRIDAY OCTOBER 28, 2005 TO BE COUNTED IN THE FINAL TABULATION.

                            IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT SEND YOUR PROXY BY MAIL.

                                              ------------------------------------

                                                  == >

                                              ------------------------------------

                                               Proxy must be signed and dated below.
                                \/   Please fold and detach card at perforation before mailing.  \/
------------------------------------------------------------------------------------------------------------------------------------
PERRIGO COMPANY                                                                                                                PROXY
------------------------------------------------------------------------------------------------------------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS ON OCTOBER 28, 2005.

The undersigned hereby appoints Douglas R. Schrank and Todd W. Kingma, or either of them, with full power of substitution as attorneys and proxies to vote as designated, with all powers which the undersigned would possess if personally present, all the shares of Common Stock of Perrigo Company held of record by the undersigned on September 2, 2005, at the Annual Meeting of
Shareholders to be held on October 28, 2005 or any adjournment thereof.

This proxy also provides voting instructions to the trustee under the Perrigo Company Profit Sharing Plan and directs the trustee to vote all the shares of Common Stock of Perrigo Company allocated to the undersigned's account as indicated on the reverse side.



                                                                                 ---------------------------------------------------
                                                                                 Signature


                                                                                 ---------------------------------------------------
                                                                                 Signature


                                                                                 Date:___________________________________ , 2005
                                                                                 Please sign exactly as name appears hereon. When
                                                                                 signing as attorney, executor, administrator,
                                                                                 trustee or guardian, please give full title as
                                                                                 such. If a corporation, please sign full corporate
                                                                                 name by President or other authorized officer. If a
                                                                                 partnership, please sign in partnership name by
                                                                                 authorized person.


          For your comments:
                            --------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------------------

          --------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------------------------------------------
                              /\ PLEASE FOLD AND DETACH COMMENT CARD AT PERFORATION BEFORE MAILING. /\



                                             Y O U R  V O T E  I S  I M P O R T A N T!

                    If you do not vote by telephone or Internet, please sign and date this proxy card and return it promptly in the enclosed postage-paid envelope so your shares may be represented at the Meeting.





                                        PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.
                                  \/ PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. \/
------------------------------------------------------------------------------------------------------------------------------------
PERRIGO COMPANY                                                                                                                PROXY
------------------------------------------------------------------------------------------------------------------------------------
This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS
MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

1.  Election of Directors whose three-year term of office will expire in 2008.

    Nominees:  (1)  Moshe Arkin                          (2)  Gary K. Kunkle, Jr.                       (3)  Herman Morris, Jr.

    [ ] FOR all nominees listed above                               [ ] WITHHOLD AUTHORITY
        (except as listed to the contrary below)                        to vote for all nominees listed above

    TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME OR NUMBER BELOW:

    ------------------------------------------------------------------------------------------------------------

2.  Approval of the proposed amendment of the Company's 2003 Long-Term Incentive Plan to increase the number of shares issuable under the plan by 4,500,000 shares.

    [ ] FOR                         [ ] AGAINST                     [ ] ABSTAIN

3.  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


                                IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

                                                                                           -----------------------------------------
[PERRIGO LOGO]                                                                                       V O T E  B Y  M A I L
P.O. Box 20021                                                                             -----------------------------------------
Tel Aviv, Israel 61200
                                                                                           If you own shares that are traded through
                                                                                           the Tel Aviv Stock Exchange ("TASE"):
                                                                                           Please mark, sign and date your proxy
                                                                                           card, add to it an Ownership Certificate
                                                                                           from the Tel Aviv Stock Exchange Clearing
                                                                                           House Ltd. member through which your
                                                                                           shares are registered and return it to
                                                                                           Perrigo Company P.O. Box 20021, Tel Aviv,
                                                                                           Israel 61200.


                                                       ----------------------
                                                            VOTE BY MAIL
                                                        Return your proxy to
                                                          Perrigo Company
                                                           P.O. Box 20021
                                                       Tel Aviv, Israel 61200
                                                       ----------------------


                                               PROXY MUST BE SIGNED AND DATED BELOW.
                                  \/ PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. \/
------------------------------------------------------------------------------------------------------------------------------------
PERRIGO COMPANY                                                                                                               PROXY
------------------------------------------------------------------------------------------------------------------------------------
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS ON OCTOBER 28, 2005.

The undersigned hereby appoints Douglas R. Schrank and Todd W. Kingma, or either of them, with full power of substitution as attorneys and proxies to vote as designated, with all powers which the undersigned would possess if personally present, all the shares of Common Stock of Perrigo Company held of record by the undersigned on September 2, 2005, at the Annual Meeting of
Shareholders to be held on October 28, 2005 or any adjournment thereof.

This proxy also provides voting instructions to the trustee under the Perrigo Company Profit Sharing Plan and directs the trustee to vote all the shares of Common Stock of Perrigo Company allocated to the undersigned's account as indicated on the reverse side.



                                                                                ----------------------------------------------------
                                                                                Signature


                                                                                ----------------------------------------------------
                                                                                Signature



                                                                                Date: _______________________________________ , 2005


                                                                                Please sign exactly as name appears in the ownership
                                                                                certificate provided by the TASE clearing house
                                                                                member. When signing as attorney, executor,
                                                                                administrator, trustee or guardian, please give full
                                                                                title as such. If a corporation, please sign full
                                                                                corporate name by President or other authorized
                                                                                officer. If a partnership, please sign in
                                                                                partnership name by authorized person.
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For your comments:
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                              /\ PLEASE FOLD AND DETACH COMMENT CARD AT PERFORATION BEFORE MAILING. /\


                                             Y O U R  V O T E  I S  I M P O R T A N T !


                            Please sign and date this proxy card and return it promptly together with an Ownership Certificate from your bank, broker or other TASE Clearing
                            House member, through which your shares are registered, to Perrigo
                            Company, P.O. Box 20021, Tel Aviv, Israel 61200 so your shares may be represented at the Meeting.


                                         PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.
                                  \/ PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING. \/
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PERRIGO COMPANY                                                                                                               PROXY
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This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS
MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2.

1. Election of Directors whose three-year term of office will expire in 2008.

   Nominees: (1) Moshe Arkin          (2) Gary K. Kunkle, Jr.          (3) Herman Morris, Jr.

   [ ]  FOR all nominees listed above                     [ ]  WITHHOLD AUTHORITY
        (except as listed to the contrary below)               to vote for all nominees listed above


   TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME OR NUMBER BELOW:

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2. Approval of the proposed amendment of the Company's 2003 Long-Term Incentive Plan to increase the number of shares issuable under the plan by 4,500,000 shares.

   [ ]  FOR      [ ]  AGAINST      [ ]   ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


                                 IMPORTANT--THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

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